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                                                                      EXHIBIT 23

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Amendment No. 1 to registration statement No. 333-42839 of UNOVA, Inc. on Form S-3 and registration statements Nos. 333-39003, 333-39005, 333-39007 and 333-79557 of UNOVA, Inc. each filed on
Form S-8, of our report dated February 11, 2000, appearing in this Annual Report on Form 10-K of UNOVA, Inc. for the year ended December 31, 1999.

/s/ DELOITTE & TOUCHE LLP
Los Angeles, California
March 27, 2000

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